TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“TIAA”)

TIAA Access

Individual and group variable annuity contracts funded through TIAA Separate Account VA-3 of Levels 1, 2, 3, 4

SUPPLEMENT NO. 1

dated June 2, 2026 to the Summary Prospectus for New Investors (“ISP”) and the Updating Summary Prospectus (“USP”) each dated May 1, 2026

SUPPLEMENT NO. 1

dated June 2, 2026 to the Statutory Prospectus (“Prospectus”) dated May 1, 2026

SUPPLEMENT NO. 1

dated June 2, 2026 to the Statement of Additional Information (“SAI”) dated May 1, 2026

Changes to the Annual Income Change Method

Effective May 1, 2027, TIAA Access will be making a change to the current annual method of calculating Annuity Unit values under certain of its Contracts. This change will impact only TIAA Access participants who are currently in the annuitization phase (i.e., receiving annuity income) of their investment in TIAA Access, and not TIAA Access participants in the accumulation phase of their investment.

“On May 1, 2027, TIAA Access will be making an update to the annual Income Change Method that will affect how your variable annuity income is calculated and adjusted going forward.

What is changing:

●

Current Annual Method: Currently, if you are in the annual revaluation (what your Contract calls the “annual Income Change Method”), we update your income once a year beginning May 1 based on performance of the overall market and your underlying investments from the prior valuation period (April 1—March 31). Under this method, the number of Annuity Units assigned to you remains fixed for the lifetime of your payments.

●

New Annual Method: Under the new annual Income Change Method, TIAA Access will still update your income once a year beginning May 1 and will distribute the payments based on your payment frequency (monthly, quarterly, semi-annually, annually). What will be different is that the number of Annuity Units under your Contract will be adjusted periodically based on market performance, and these unit changes will be factored into your variable annuity income beginning May 1 of the following year. This change is being implemented to allow for valuation of the Annuity Units more frequently than annually without materially impacting the annual income payable to you under the terms of your Contract.”

What you will need to do before March 31, 2027:

Tell us whether you desire to remain in the new annual Income Change Method described above or switch to the monthly Income Change Method under your TIAA Access Contract by taking one of the following actions:

1.	Log in to your online account at tiaa.org and select your preferred income change method from the drop down under “You have items to review”; or

2.	Call TIAA at 800-842-2252, weekdays, 8 a.m. to 10 p.m. ET.

Your election will need to be made prior to March 31, 2027 by 4 p.m. ET. If no action is taken by this date, your Income Change Method under your Contract will automatically default to the monthly Income Change Method. You can later change this default selection to the new annual Income Change Method if desired. Under the monthly Income Change Method, each payment may change based on monthly market performance unlike the annual Income Change Method described above. You can find more information about this upcoming change at tiaa.org/IncomeChangeUpdate. TIAA Access’s current Prospectus, ISP, USP and SAI can also be found at tiaa.org.”

MGN-ACCESS-0626P